STICKER DATED DECEMBER 30, 1996
               TO PROSPECTUS DATED OCTOBER 1, 1996



          For the past two years, Aldrich, Eastman and Waltch, L.P. ("AEW") acted as a subadviser to the Crabbe Huson Real Estate Investment Fund series (the "Fund") of Crabbe Huson Funds pursuant to a subadvisory agreement (the "Current Subadvisory Agreement"). Mr. Jay Willoughby, a Director of AEW, was the Fund's portfolio manager. As of December 10, 1996, AEW consolidated its operations with Copley Real Estate Advisors, Inc. and formed AEW Capital Management, L.P. By its terms, the Current Subadvisory Agreement was terminated.

          On December 30, 1996, the shareholders of the Fund approved a new Subadvisory Agreement between AEW Capital Management, L.P., Crabbe Huson Group, the Fund's adviser (the "Adviser"), and the Fund. As a result, as of December, 30, 1996, Mr. Willoughby will resume his portfolio management responsibilities on behalf of the Fund. Biographical information regarding Mr. Willoughby can be found in the Prospectus.